Exhibit 99.1

Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com Robert Quartaro (954) 769-7342 quartaror@autonation.com
AutoNation Reports 2018 Fourth Quarter and Full Year Results
AutoNation Implements Restructuring and Cost Savings Plan

•	EPS from continuing operations was $1.02, and total revenue was $5.4 billion

•	AutoNation incurred approximately $0.08 per share, or $9 million, in restructuring-related charges during the fourth quarter of 2018

•	The tax reform bill positively impacted fourth quarter 2017 net income from continuing operations by $41 million, or $0.45 per share

•	AutoNation implements corporate and regional restructuring and cost savings plan expected to reduce costs by approximately $50 million annually
FORT LAUDERDALE, Fla., (February 22, 2019) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported fourth quarter 2018 net income from continuing operations of $93 million, or $1.02 per share. Restructuring-related charges of $0.08 per share, or approximately $9 million, were incurred during the fourth quarter of 2018. Fourth quarter 2017 net income from continuing operations totaled $152 million, or $1.64 per share. Fourth quarter 2017 EPS from continuing operations included a benefit of $0.45 per share due to the enactment of the federal tax reform bill.

Fourth Quarter Results
Fourth quarter 2018 revenue totaled $5.4 billion compared to $5.7 billion in the year-ago period. Same-store fourth quarter 2018 revenue totaled $5.3 billion compared to $5.5 billion in the year-ago period, a decrease of 4%. Same-store fourth quarter 2018 gross profit of $832 million decreased by 2% compared to $846 million in the year-ago period. Same-store Customer Financial Services gross profit per vehicle retailed was an all-time record of $1,851.

Restructuring and Cost Savings Plan
AutoNation previously announced a cost savings plan and a corporate and regional restructuring to improve efficiency and profitability that further positions the Company for long-term success. The Company’s plan to reduce costs by approximately $50 million annually includes a reorganization and realignment of its operating structure. A key driver is the consolidation of its regional structure from three regions to two regions. As noted above, AutoNation incurred restructuring-related charges in connection with this plan during the fourth quarter 2018. The Company expects to incur additional restructuring-related charges in the first quarter of 2019 that are currently estimated to be lower than the charges incurred during the fourth quarter of 2018.
Segment Results
Segment results(1) for the fourth quarter 2018 were as follows:

•	Domestic – Domestic segment income(2) was $55 million compared to year-ago segment income of $67 million, a decrease of 18%.

•	Import – Import segment income(2) was $69 million compared to year-ago segment income of $75 million, a decrease of 9%.

•	Premium Luxury – Premium Luxury segment income(2) was $91 million compared to year-ago segment income of $106 million, a decrease of 13%.

For the full year ended December 31, 2018, AutoNation reported net income from continuing operations of $396 million, or $4.34 per share, compared to net income from continuing operations of $435 million, or $4.43 per share, for the same period in the prior year. AutoNation’s revenue for full year 2018 totaled $21.4 billion, which was down slightly compared to $21.5 billion for the same period in the prior year.

The fourth quarter conference call may be accessed by telephone at (888) 769-8515 (password: AutoNation) at 11:00 a.m. Eastern Time today or on AutoNation’s investor relations website at http://investors.autonation.com.
The webcast will also be available on AutoNation’s website under “Events & Presentations” following the call. A playback of the conference call will be available after 1:00 p.m. Eastern Time on February 22, 2019, through March 15, 2019, by calling (866) 505-9252 (passcode: 8698).

(1)
AutoNation has three operating segments: Domestic, Import, and Premium Luxury. The Domestic segment is comprised of stores that sell vehicles manufactured by General Motors, Ford, and FCA US; the Import segment is comprised of stores that sell vehicles manufactured primarily by Toyota, Honda, Nissan, and Hyundai; and the Premium Luxury segment is comprised of stores that sell vehicles manufactured primarily by Mercedes-Benz, BMW, Lexus, and Audi.

(2)	Segment income represents income for each of our reportable segments and is defined as operating income less floorplan interest expense.
About AutoNation, Inc.
AutoNation, America’s largest automotive retailer, is transforming the automotive industry through its bold leadership, innovation, and comprehensive brand extensions. As of December 31, 2018, AutoNation owned and operated over 325 locations from coast to coast. AutoNation has sold 12 million vehicles, the first automotive retailer to reach this milestone. AutoNation’s success is driven by a commitment to delivering a peerless experience through customer-focused sales and service processes. Through its DRV PNK initiative, AutoNation is committed to drive out cancer, create awareness and support critical research. AutoNation continues to be a proud supporter of the Breast Cancer Research Foundation and other cancer-related charities.
Please visit investors.autonation.com, www.autonation.com, www.autonationdrive.com, www.twitter.com/autonation, www.twitter.com/CEOMikeJackson, www.facebook.com/autonation, and www.facebook.com/CEOMikeJackson, where AutoNation discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “continues,” “may,” “will,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our strategic initiatives, partnerships, or investments, including our brand extension strategies, and expectations for restructuring and cost savings plan, future results and the future performance of our franchises (including with respect to sales of used vehicles and parts and accessories) and the automotive retail industry, as well as other statements that describe our objectives, goals, or plans are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause our actual results, performance or achievements to be materially different from any future results, performance and achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: economic conditions, including changes in interest rates, fuel prices, and tariffs; new and used vehicle margins; the success and financial viability and the incentive and marketing programs of vehicle manufacturers and distributors with which we hold franchises; our ability to successfully implement, and customer adoption of, our brand extension strategies; our ability to identify, acquire, and build out suitable locations in a timely manner; our ability to maintain and enhance our retail brands and reputation and to attract consumers to our own digital channels; our ability to integrate successfully acquired and awarded franchises and to attain planned sales volumes within our expected time frames; restrictions imposed by vehicle manufacturers and our ability to obtain manufacturer approval for acquisitions; natural disasters and other adverse weather events; the resolution of legal and administrative proceedings; regulatory factors affecting our business, including fuel economy requirements; the announcement of safety recalls; factors affecting our goodwill and other intangible asset impairment testing; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
(In millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Revenue:
New vehicle	$3,066.6	$3,345.3	$11,751.6	$12,180.8
Used vehicle	1,212.4	1,208.1	5,123.3	4,878.4
Parts and service	868.0	854.1	3,447.6	3,398.3
Finance and insurance, net	245.4	247.2	981.4	939.2
Other	19.3	28.8	108.9	137.9
Total revenue	5,411.7	5,683.5	21,412.8	21,534.6
Cost of sales:
New vehicle	2,930.4	3,184.2	11,235.5	11,592.4
Used vehicle	1,138.7	1,130.1	4,781.6	4,563.2
Parts and service	476.1	479.4	1,892.3	1,907.6
Other	18.6	22.6	106.1	112.4
Total cost of sales	4,563.8	4,816.3	18,015.5	18,175.6
Gross profit	847.9	867.2	3,397.3	3,359.0
Selling, general, and administrative expenses	631.5	622.1	2,509.8	2,436.2
Depreciation and amortization	42.2	40.6	166.2	158.6
Franchise rights impairment	—	—	8.1	—
Other income, net	(23.1)	(24.8)	(64.7)	(79.2)
Operating income	197.3	229.3	777.9	843.4
Non-operating income (expense) items:
Floorplan interest expense	(37.0)	(26.3)	(130.4)	(97.0)
Other interest expense	(29.0)	(32.2)	(119.4)	(120.2)
Interest income	0.3	0.2	1.1	1.0
Other income (loss), net	(3.1)	2.9	0.2	9.3
Income from continuing operations before income taxes	128.5	173.9	529.4	636.5
Income tax provision	35.6	22.4	133.5	201.5
Net income from continuing operations	92.9	151.5	395.9	435.0
Income (loss) from discontinued operations, net of income taxes	(0.2)	(0.2)	0.1	(0.4)
Net income	$92.7	$151.3	$396.0	$434.6
Diluted earnings (loss) per share*:
Continuing operations	$1.02	$1.64	$4.34	$4.43
Discontinued operations	$—	$—	$—	$—
Net income	$1.02	$1.64	$4.34	$4.43
Weighted average common shares outstanding	90.7	92.3	91.3	98.2
Common shares outstanding, net of treasury stock, at period end	90.0	91.6	90.0	91.6

*	Earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2018	2017	$ Variance	% Variance	2018	2017	$ Variance	% Variance
Revenue:
New vehicle	$3,066.6	$3,345.3	$(278.7)	(8.3)	$11,751.6	$12,180.8	$(429.2)	(3.5)
Retail used vehicle	1,141.5	1,138.4	3.1	0.3	4,807.6	4,577.1	230.5	5.0
Wholesale	70.9	69.7	1.2	1.7	315.7	301.3	14.4	4.8
Used vehicle	1,212.4	1,208.1	4.3	0.4	5,123.3	4,878.4	244.9	5.0
Finance and insurance, net	245.4	247.2	(1.8)	(0.7)	981.4	939.2	42.2	4.5
Total variable operations	4,524.4	4,800.6	(276.2)	(5.8)	17,856.3	17,998.4	(142.1)	(0.8)
Parts and service	868.0	854.1	13.9	1.6	3,447.6	3,398.3	49.3	1.5
Other	19.3	28.8	(9.5)		108.9	137.9	(29.0)
Total revenue	$5,411.7	$5,683.5	$(271.8)	(4.8)	$21,412.8	$21,534.6	$(121.8)	(0.6)
Gross profit:
New vehicle	$136.2	$161.1	$(24.9)	(15.5)	$516.1	$588.4	$(72.3)	(12.3)
Retail used vehicle	71.2	75.2	(4.0)	(5.3)	327.6	308.0	19.6	6.4
Wholesale	2.5	2.8	(0.3)		14.1	7.2	6.9
Used vehicle	73.7	78.0	(4.3)	(5.5)	341.7	315.2	26.5	8.4
Finance and insurance	245.4	247.2	(1.8)	(0.7)	981.4	939.2	42.2	4.5
Total variable operations	455.3	486.3	(31.0)	(6.4)	1,839.2	1,842.8	(3.6)	(0.2)
Parts and service	391.9	374.7	17.2	4.6	1,555.3	1,490.7	64.6	4.3
Other	0.7	6.2	(5.5)		2.8	25.5	(22.7)
Total gross profit	847.9	867.2	(19.3)	(2.2)	3,397.3	3,359.0	38.3	1.1
Selling, general, and administrative expenses	631.5	622.1	(9.4)	(1.5)	2,509.8	2,436.2	(73.6)	(3.0)
Depreciation and amortization	42.2	40.6	(1.6)		166.2	158.6	(7.6)
Franchise rights impairment	—	—	—		8.1	—	(8.1)
Other income, net	(23.1)	(24.8)	(1.7)		(64.7)	(79.2)	(14.5)
Operating income	197.3	229.3	(32.0)	(14.0)	777.9	843.4	(65.5)	(7.8)
Non-operating income (expense) items:
Floorplan interest expense	(37.0)	(26.3)	(10.7)		(130.4)	(97.0)	(33.4)
Other interest expense	(29.0)	(32.2)	3.2		(119.4)	(120.2)	0.8
Interest income	0.3	0.2	0.1		1.1	1.0	0.1
Other income (loss), net	(3.1)	2.9	(6.0)		0.2	9.3	(9.1)
Income from continuing operations before income taxes	$128.5	$173.9	$(45.4)	(26.1)	$529.4	$636.5	$(107.1)	(16.8)
Retail vehicle unit sales:
New	78,370	87,234	(8,864)	(10.2)	310,839	329,116	(18,277)	(5.6)
Used	54,985	55,944	(959)	(1.7)	237,722	234,148	3,574	1.5
	133,355	143,178	(9,823)	(6.9)	548,561	563,264	(14,703)	(2.6)
Revenue per vehicle retailed:
New	$39,130	$38,349	$781	2.0	$37,806	$37,011	$795	2.1
Used	$20,760	$20,349	$411	2.0	$20,224	$19,548	$676	3.5
Gross profit per vehicle retailed:
New	$1,738	$1,847	$(109)	(5.9)	$1,660	$1,788	$(128)	(7.2)
Used	$1,295	$1,344	$(49)	(3.6)	$1,378	$1,315	$63	4.8
Finance and insurance	$1,840	$1,727	$113	6.5	$1,789	$1,667	$122	7.3
Total variable operations(1)	$3,395	$3,377	$18	0.5	$3,327	$3,259	$68	2.1

(1) Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018 (%)	2017 (%)	2018 (%)	2017 (%)
Revenue mix percentages:
New vehicle	56.7	58.9	54.9	56.6
Used vehicle	22.4	21.3	23.9	22.7
Parts and service	16.0	15.0	16.1	15.8
Finance and insurance, net	4.5	4.3	4.6	4.4
Other	0.4	0.5	0.5	0.5
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	16.1	18.6	15.2	17.5
Used vehicle	8.7	9.0	10.1	9.4
Parts and service	46.2	43.2	45.8	44.4
Finance and insurance	28.9	28.5	28.9	28.0
Other	0.1	0.7	—	0.7
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.4	4.8	4.4	4.8
Used vehicle - retail	6.2	6.6	6.8	6.7
Parts and service	45.1	43.9	45.1	43.9
Total	15.7	15.3	15.9	15.6
Selling, general, and administrative expenses	11.7	10.9	11.7	11.3
Operating income	3.6	4.0	3.6	3.9
Operating items as a percentage of total gross profit:
Selling, general, and administrative expenses	74.5	71.7	73.9	72.5
Operating income	23.3	26.4	22.9	25.1

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions)

Segment Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2018	2017	$ Variance	% Variance	2018	2017	$ Variance	% Variance
Revenue:
Domestic	$1,745.0	$1,895.1	$(150.1)	(7.9)	$7,134.5	$7,452.8	$(318.3)	(4.3)
Import	1,646.2	1,749.9	(103.7)	(5.9)	6,786.4	6,873.4	(87.0)	(1.3)
Premium luxury	1,894.1	1,937.8	(43.7)	(2.3)	7,010.9	6,832.7	178.2	2.6
Total	5,285.3	5,582.8	(297.5)	(5.3)	20,931.8	21,158.9	(227.1)	(1.1)
Corporate and other	126.4	100.7	25.7	25.5	481.0	375.7	105.3	28.0
Total consolidated revenue	$5,411.7	$5,683.5	$(271.8)	(4.8)	$21,412.8	$21,534.6	$(121.8)	(0.6)

Segment income*:
Domestic	$54.7	$66.6	$(11.9)	(17.9)	$249.3	$257.1	$(7.8)	(3.0)
Import	68.5	75.2	(6.7)	(8.9)	304.7	303.1	1.6	0.5
Premium luxury	91.4	105.5	(14.1)	(13.4)	340.9	348.8	(7.9)	(2.3)
Total	214.6	247.3	(32.7)	(13.2)	894.9	909.0	(14.1)	(1.6)
Corporate and other	(54.3)	(44.3)	(10.0)		(247.4)	(162.6)	(84.8)
Add: Floorplan interest expense	37.0	26.3	10.7		130.4	97.0	33.4
Operating income	$197.3	$229.3	$(32.0)	(14.0)	$777.9	$843.4	$(65.5)	(7.8)
* Segment income represents income for each of our reportable segments and is defined as operating income less floorplan interest expense.

Retail new vehicle unit sales:
Domestic	25,144	28,263	(3,119)	(11.0)	102,015	111,028	(9,013)	(8.1)
Import	34,780	38,641	(3,861)	(10.0)	142,556	150,422	(7,866)	(5.2)
Premium luxury	18,446	20,330	(1,884)	(9.3)	66,268	67,666	(1,398)	(2.1)
	78,370	87,234	(8,864)	(10.2)	310,839	329,116	(18,277)	(5.6)

Brand Mix - Retail New Vehicle Units Sold	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018 (%)	2017 (%)	2018 (%)	2017 (%)
Domestic:
Ford, Lincoln	11.5	13.0	12.2	13.6
Chevrolet, Buick, Cadillac, GMC	11.4	11.1	11.1	10.7
Chrysler, Dodge, Jeep, Ram	9.2	8.3	9.5	9.4
Domestic total	32.1	32.4	32.8	33.7
Import:
Toyota	19.0	17.9	19.4	18.6
Honda	13.1	12.9	13.7	13.1
Nissan	4.5	6.6	5.3	6.8
Other Import	7.8	6.9	7.5	7.2
Import total	44.4	44.3	45.9	45.7
Premium Luxury:
Mercedes-Benz	8.8	9.5	8.0	8.1
BMW	6.2	5.4	5.2	4.7
Lexus	2.5	2.7	2.3	2.6
Audi	2.2	2.6	2.3	2.4
Jaguar Land Rover	2.2	1.7	2.0	1.6
Other Premium Luxury	1.6	1.4	1.5	1.2
Premium Luxury total	23.5	23.3	21.3	20.6
	100.0	100.0	100.0	100.0
.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions)

Capital Expenditures / Stock Repurchases	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Capital expenditures (1)	$122.0	$108.3	$393.6	$332.9
Cash paid (received) for acquisitions, net of cash acquired (2)	$(0.7)	$20.0	$67.2	$76.8
Proceeds from exercises of stock options	$1.8	$15.0	$17.8	$39.7
Stock repurchases:
Aggregate purchase price	$—	$—	$100.0	$434.9
Shares repurchased (in millions)	—	—	2.1	10.1

Floorplan Assistance and Expense	Three Months Ended December 31,			Twelve Months Ended December 31,
	2018	2017	Variance	2018	2017	Variance
Floorplan assistance earned (included in cost of sales)	$30.7	$33.4	$(2.7)	$117.9	$122.1	$(4.2)
New vehicle floorplan interest expense	(34.5)	(24.1)	(10.4)	(121.7)	(90.4)	(31.3)
Net new vehicle inventory carrying benefit (cost)	$(3.8)	$9.3	$(13.1)	$(3.8)	$31.7	$(35.5)

Balance Sheet and Other Highlights	December 31, 2018	December 31, 2017
Cash and cash equivalents	$48.6	$69.2
Inventory	$3,650.5	$3,365.6
Total floorplan notes payable	$3,997.7	$3,806.9
Non-vehicle debt	$2,600.5	$2,703.7
Equity	$2,716.0	$2,369.3
New days supply (industry standard of selling days)	60 days	53 days
Used days supply (trailing calendar month days)	42 days	43 days

Key Credit Agreement Covenant Compliance Calculations (3)
Leverage ratio		3.06	x
Covenant	less than or equal to	3.75	x

Capitalization ratio		60.6%
Covenant	less than or equal to	70.0%

(1)	Includes accrued construction in progress and excludes property associated with capital leases entered into during the period.

(2)	Excludes capital leases and deferred purchase price commitments.

(3)	Calculated in accordance with our credit agreement as filed with the SEC.

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2018	2017	$ Variance	% Variance	2018	2017	$ Variance	% Variance
Revenue:
New vehicle	$3,023.1	$3,250.5	$(227.4)	(7.0)	$11,519.8	$11,761.3	$(241.5)	(2.1)
Retail used vehicle	1,111.7	1,103.1	8.6	0.8	4,649.6	4,397.8	251.8	5.7
Wholesale	68.9	67.0	1.9	2.8	302.0	288.9	13.1	4.5
Used vehicle	1,180.6	1,170.1	10.5	0.9	4,951.6	4,686.7	264.9	5.7
Finance and insurance, net	242.5	241.4	1.1	0.5	964.4	911.7	52.7	5.8
Total variable operations	4,446.2	4,662.0	(215.8)	(4.6)	17,435.8	17,359.7	76.1	0.4
Parts and service	847.3	831.7	15.6	1.9	3,354.9	3,288.7	66.2	2.0
Other	19.3	28.4	(9.1)		108.7	136.9	(28.2)
Total revenue	$5,312.8	$5,522.1	$(209.3)	(3.8)	$20,899.4	$20,785.3	$114.1	0.5

Gross profit:
New vehicle	$134.4	$158.2	$(23.8)	(15.0)	$506.5	$573.4	$(66.9)	(11.7)
Retail used vehicle	69.8	73.1	(3.3)	(4.5)	319.5	296.7	22.8	7.7
Wholesale	2.0	2.9	(0.9)		8.1	7.6	0.5
Used vehicle	71.8	76.0	(4.2)	(5.5)	327.6	304.3	23.3	7.7
Finance and insurance	242.5	241.4	1.1	0.5	964.4	911.7	52.7	5.8
Total variable operations	448.7	475.6	(26.9)	(5.7)	1,798.5	1,789.4	9.1	0.5
Parts and service	382.8	364.5	18.3	5.0	1,513.3	1,441.9	71.4	5.0
Other	0.7	6.1	(5.4)		2.8	25.3	(22.5)
Total gross profit	$832.2	$846.2	$(14.0)	(1.7)	$3,314.6	$3,256.6	$58.0	1.8

Retail vehicle unit sales:
New	77,511	84,655	(7,144)	(8.4)	305,615	316,914	(11,299)	(3.6)
Used	53,496	54,019	(523)	(1.0)	229,379	223,559	5,820	2.6
	131,007	138,674	(7,667)	(5.5)	534,994	540,473	(5,479)	(1.0)

Revenue per vehicle retailed:
New	$39,002	$38,397	$605	1.6	$37,694	$37,112	$582	1.6
Used	$20,781	$20,421	$360	1.8	$20,270	$19,672	$598	3.0

Gross profit per vehicle retailed:
New	$1,734	$1,869	$(135)	(7.2)	$1,657	$1,809	$(152)	(8.4)
Used	$1,305	$1,353	$(48)	(3.5)	$1,393	$1,327	$66	5.0
Finance and insurance	$1,851	$1,741	$110	6.3	$1,803	$1,687	$116	6.9
Total variable operations(1)	$3,410	$3,409	$1	—	$3,347	$3,297	$50	1.5

(1) Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018 (%)	2017 (%)	2018 (%)	2017 (%)
Revenue mix percentages:
New vehicle	56.9	58.9	55.1	56.6
Used vehicle	22.2	21.2	23.7	22.5
Parts and service	15.9	15.1	16.1	15.8
Finance and insurance, net	4.6	4.4	4.6	4.4
Other	0.4	0.4	0.5	0.7
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	16.1	18.7	15.3	17.6
Used vehicle	8.6	9.0	9.9	9.3
Parts and service	46.0	43.1	45.7	44.3
Finance and insurance	29.1	28.5	29.1	28.0
Other	0.2	0.7	—	0.8
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.4	4.9	4.4	4.9
Used vehicle - retail	6.3	6.6	6.9	6.7
Parts and service	45.2	43.8	45.1	43.8
Total	15.7	15.3	15.9	15.7